THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C
Multi-Fund® 5

Lincoln National Variable Annuity Account H
American Legacy® III, American Legacy® III B Class
American Legacy® III C Share
American Legacy® III View, American Legacy® III Plus

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM B Class
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus

Supplement dated September 15, 2017 to the May 1, 2017 Prospectus

This Supplement outlines a change to your individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The Contracts – Additional Services – Dollar Cost Averaging (DCA). Beginning October 2, 2017, a 60-month time period will be required for all transfers of Contract Value into the DCA fixed account. This restriction does not apply to variable Subaccounts used for DCA purposes.

Please retain this Supplement for future reference.